UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 14, 2006

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2006, the Compensation Committee of the Board of Directors of Huntington Bancshares Incorporated established the Qualifying Performance Criteria and potential awards for executive officers with respect to fiscal year 2006 under Huntington's Management Incentive Plan ("MIP"). In addition, the Compensation Committee established a long-term incentive award cycle beginning on January 1, 2006 and ending on December 31, 2008 (the "2006 - 2008 Cycle") under the Corporation's 2004 Stock and Long-Term Incentive Plan ("2004 Plan"). Both the MIP and the 2004 Plan were approved by Huntington's shareholders in April 2004.

For fiscal year 2006, the selected Qualifying Performance Criteria for awards under the MIP are earnings per share, efficiency ratio, and return on equity. The awards for executive officers will be weighted as follows: 32.5% to 65% for earnings per share, 12.5% to 25% for efficiency ratio, 5% to 10% for return on equity, 0% to 40% for personal performance, and 0% to 10% for a subjective component. The Compensation Committee sets target awards for executive officers as percentages of base salary. Target awards range from 50% to 100% of base salary and maximum awards range from 100% to 200% of base salary.

The selected Qualifying Performance Criteria for awards under the 2006 - 2008 Cycle of the 2004 Plan are based 60% earnings per share growth on an annual basis and averaged for the cycle and 40% return on equity on an annual basis and averaged for the cycle, with the entire award subject to adjustment by the Compensation Committee, up to 20% upward or 10% downward, based on efficiency ratio performance in 2008. Target awards for executive officers range from 20% to 31.25% of base salary, and maximum awards range from 80% to 125% of base salary, with the potential for all awards to be increased up 20% for the maximum efficiency ratio adjustment.

In addition, the Compensation Committee approved a bonus payable to Chief Executive Officer Thomas E. Hoaglin for 2005 performance in the amount of $290,035, which included a discretionary amount in excess of the amount payable under the pre-established criteria for 2005 under the MIP. Additional detail about executive officer bonuses and compensation for 2005 will be included in the Compensation Committee’s Report on Executive Compensation contained in Huntington’s Proxy Statement for its 2006 Annual Meeting of Shareholders which will be filed in March 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

February 21, 2006	By:	/s/ Richard A. Cheap

Name: Richard A. Cheap
Title: Secretary